FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER AND
                            EQUITYHOLDER AGREEMENTS


         THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER AND EQUITYHOLDER AGREEMENTS, dated as of September 19, 2002 (this First Amendment), among Headwaters Incorporated, a Delaware corporation (Parent), Headwaters Olysub Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (the
Sub), Industrial Services Group, Inc., a Delaware corporation (the Company), ISG Resources, Inc., a Utah corporation and a wholly-owned subsidiary of the Company (the Public Sub), and each of the equityholders listed on the signature pages hereto (the Equityholders or the Holders),

                              W I T N E S S E T H:

         WHEREAS, Parent, Company, Sub and the Public Sub entered into that certain Agreement and Plan of Merger dated as of July 15, 2002 (the Merger Agreement);

         WHEREAS, the Parent entered into Equityholder Agreements dated as of July 15, 2002, with each of the Equityholders (the Equityholder Agreements); and

         WHEREAS, the Company, the Public Sub, Parent and the Sub desire to amend the Merger Agreement and Parent and each of the Equityholders wish to amend the Equityholder Agreements in each case to reflect new Merger Consideration and allocation thereof:

         NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

         SECTION 1.1 Definitions.(a) Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given them in the Merger Agreement.

         (b) The definition of Aggregate Cash Consideration Value contained in
Section 1.1 of the Merger Agreement is hereby amended and restated in its entirety as follows:

         Aggregate Cash Consideration Value means an amount equal to (i) $22,700,000 minus (ii) the sum of (A) the amount, if any, by which the Other Indebtedness as of the Closing Date exceeds $800,000 and (B) the amount, if any, by which the Transaction Expenses exceed $1.7 million, as such amounts and differences become final and binding on the Adjustment Determination Date.

         (c) The following definitions contained in Section 1.1 of the Merger Agreement are hereby deleted therefrom: Aggregate Common Cash Merger Consideration, Aggregate Common Equity Merger Consideration, Aggregate Preferred Merger Consideration, Aggregate Residual Cash Consideration, Common Per Share Cash Consideration, Common Per Share Equity Consideration, CVC Warrant Cash Consideration, CVC Warrant Equity Consideration and Preferred Per Share Consideration.

         (d) Section 1.1 of the Merger Agreement is hereby amended to include the following additional definition therein:

                  Amendment Exhibit B means the Exhibit B attached to the First Amendment to Agreement and Plan of Merger and Equityholder Agreements, dated as of September 19, 2002 among, inter alia, the parties hereto.

                                  ARTICLE II.
           AMENDMENTS TO MERGER AGREEMENT AND EQUITYHOLDER AGREEMENTS

         SECTION 2.1 Merger Consideration.Notwithstanding any provision of the Merger Agreement or the Equityholder Agreements, the Merger Consideration shall be defined as and comprised of the following:

         (a) The Aggregate Cash Consideration Value;

         (b) $10,000,000 in aggregate principal amount of Participation Interests (as defined in the Participation Agreement entered into simultaneously herewith, the form of which is attached as Exhibit A hereto (the Participation Interests); and

         (c) 2,100,000 shares of Parent Stock.

         SECTION 2.2 Allocation of Merger Consideration.The Equityholders and the other parties to this Amendment each agree that notwithstanding any provision of the Merger Agreement or the Equityholder Agreements, including without limitation the rights of any Equityholder under the Articles of Incorporation of the Company to receive Preferred Liquidation Value, the Merger Consideration shall be allocated among the respective holders of shares of the Series A Preferred, Series B Preferred, the Class A Common Shares, the Class B Common Shares, the CVC Warrants and the Phantom Stock Right as set forth on Amendment Exhibit B, and to that end:

         (a) Section 3.1(a) of the Merger Agreement is hereby amended and restated in its entirety as follows:

                  Company Stock. Except for Excluded Company Shares and Dissenting Shares, and except as provided in the following sentence, the shares of (i) Series A Preferred Stock, Stock, par value $0.01 per share of the Company (the Series A Preferred), (ii) Series B Preferred Stock, par value $0.01 per share, of the Company (the Series B Preferred and, together with the Series A Preferred, the Preferred Stock), (iii) Class A Common Stock, par value $0.01 per share of the Company (each a Class A Common Share), and (iv) Class B Common Stock, par value $0.01, of the Company (each a Class B Common Share and, together with the Class A Common Shares, the Common Shares), in each case issued and outstanding immediately prior to the Effective Time, shall be converted into the right to receive the Merger Consideration set forth in Amendment Exhibit B with respect to such shares. At the Effective Time, all shares of Preferred Stock and all Common Shares shall cease to be outstanding, shall be canceled and retired and shall cease to exist, and each certificate formerly representing a share of Preferred Stock or a Common Share shall thereafter cease to have any rights with respect to the shares of Preferred Stock or to Common Shares, except as provided herein or by law. The shares of Parent Stock issued as Merger Consideration pursuant to this Section 3.1(a) and 3.2 shall be referred to as Merger Shares.

         (b) Section 3.1(b) of the Merger Agreement is hereby amended and restated in its entirety to read as follows: [Intentionally Omitted].

         (c) Section 3.1(c) of the Merger Agreement is hereby amended to delete the phrase An aggregate of Five Hundred Thousand Dollars ($500,000) in cash at the beginning of the first sentence thereof and replace it with the following word: None.

         (d) Clause (i) of Section 3.2 (b) is hereby amended and restated in its entirety as follows:

                  (i) the CVC Warrants and the holders thereof shall be entitled to receive in the aggregate the Merger Consideration set forth on Amendment Exhibit B with respect thereto payable in the manner provided in Section 3.4(a) with respect to Common Shares surrendered at the Closing and allocated among such holders as set forth on Amendment Exhibit B and.

         (e) The last sentence of Section 6.18 of the Merger Agreement is hereby amended to delete the phrase in the aggregate for the CVC Warrant Cash Consideration and the CVC Warrant Equity Consideration.

         (f) Each of Sections 7.1(d), 7.2(h) and 7.3(f) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:
[Intentionally Omitted].

         (g) Section 2.2(a) of the Merger Agreement is hereby amended to (i) delete the phrase at 10:00 a.m. on a date to be specified by the parties hereto, which date shall be no later than the fifth business day after and substituting in its stead the word on or before 9:00 a.m. on September 19, 2002, assuming, and (ii) inserting a comma immediately prior to the phrase at the offices of.

         (h) The first sentence of Section 8.2 of the Merger Agreement is hereby amended to delete the phrase and pro rata basis based on the percentage of Merger Consideration received by such stockholder or holder of a CVC Warrant and insert in its stead the following: basis based on the percentages set forth next to their respective names on Schedule 8.2 to the First Amendment.

         SECTION 2.3 Post-Closing Adjustment. The Equityholders and the other parties to this Amendment each agree that Section 3.3 (c) of the Merger Agreement is hereby amended and restated in its entirety as follows:

         (c) Within ten (10) days following the later of (i) the date the Parent Financial Data Schedule is accepted by the Holders Representatives, and (ii) the final, binding and conclusive determination of all disputes with respect to the Parent Financial Data Schedule as provided in paragraph (d) of this Section 3.3 (such later date, the Adjustment Determination Date), (A) in the event the Estimated Aggregate Cash Consideration Value is less than the Aggregate Cash Consideration Value, the Parent shall deliver to former holders of Common Shares and of the CVC Warrants receiving Merger Consideration, on a pro rata basis pursuant to Amendment Exhibit B, and (B), in the event the Estimated Aggregate Cash Consideration Value is greater than the Aggregate Cash Consideration Value, the former holders of Common Shares and of the CVC Warrants receiving Merger Consideration shall deliver to Parent, on a pro rata basis pursuant to Amendment Exhibit B, in each case an aggregate amount in cash equal to the difference (provided that the aggregate amount to be delivered pursuant to clause (B) shall not exceed $500,000).

         SECTION 2.4 Appropriate Changes to Documentation.All provisions of the Merger Agreement and Equityholder Agreements and related documents which are exhibits thereto relating to the authorization, issuance, delivery and receipt of the Merger Consideration and the components thereto shall be deemed to apply to the components of the Merger Consideration as described in this Agreement, including the Participation Interests and the additional shares of Parent Stock. Notwithstanding the generality of the foregoing, the forms of legal opinions to be rendered at Closing shall be appropriately modified to reflect the change in Merger Consideration.

         SECTION 2.5 Equityholder Representations and Agreements. Each of the Equityholders receiving Participation Interests agrees that:

         (a) The Participation Interests to be issued to Holder is being acquired for investment for Holders own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of the Securities Act of 1933, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same in a manner that would jeopardize the availability to Parent of the registration exemption described in Section 2.5(b) below. Holder represents that the entire legal and beneficial interest of the Participation Interests to be received pursuant to the Merger Agreement as amended will be held for its account only, and neither in whole or in part for any other person. By executing this Amendment, Holder further represents that Holder has no present contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person, with respect to any of the Participation Interests to be received by Holder pursuant to the Merger Agreement as amended.

         (b) Holder understands and acknowledges that the sale and issuance of the Participation Interests pursuant to the Merger Agreement as amended is being effected on the basis that the issuance of such securities is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 under Regulation D promulgated thereunder and that Parents reliance upon such exemptions is predicated in part upon Holders representations made in this Amendment, the Equityholder Agreement signed by Holder and the representation and warranties of Holder and the information contained in Holder Certificate attached as Exhibit A to the Equityholder Agreement (the Holder Certificate). In furtherance of the foregoing, Holder represents and warrants to Parent that the information set forth in Holder Certificate executed and delivered by Holder to Parent in connection with the execution of the Equityholder Agreement continues to be true and correct. The Holder Certificate is expressly incorporated by reference into this Amendment.

         (c) Holder further represents that Holder, either acting alone or after consultation with his or her purchaser representative, legal advisor and tax advisor: (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Holders investment in the Participation Interests to be received by Holder pursuant to the Merger Agreement as amended; (ii) has received or otherwise reviewed copies of Parents Annual Report on Form 10-K filed with the SEC for the year ending September 30, 2001, Parents quarterly reports on Form 10-Q filed with the SEC for the periods ending December 31, 2001 and March 31, 2002, Parents definitive proxy statement for its 2002 Annual Meeting of Stockholders, and Parents current reports filed on Form 8-Ks dated December 27, 2001 and March 10, 2002 and those public reports filed by Parent and Public Sub after the date of the Merger Agreement; and (iii) has received or otherwise reviewed all the information such Holder has requested from Parent and the Company that such Holder considers necessary or appropriate in making the investment decision in connection with the Merger, including having the opportunity to ask questions of and receive answers from, Parent, its employees, and representatives, concerning financial affairs of Parent, and all questions which have been asked have been answered and; and (iv) has the ability to bear the economic risks of Holders investment. Holder acknowledges and agrees that Holder has conducted its, his or her own independent review and analysis of Parent. Holder is relying solely on that investigation and on the representations and warranties of Parent set forth in this Amendment and the Equityholder Agreement, and Parent shall not be deemed to have made any representations or warranties to Holder other than as set forth herein.

         (d) Holder has had an opportunity to review with its own tax advisors the tax consequences to Holder of the Merger and the Transactions, including the change in the Merger Consideration and the issuance of the Participation Interests. Holder understands that it must rely solely on its advisors and not on any statements or representations by Parent, the Company or any of their respective attorneys, investment advisors, accountants or other agents with respect to tax matters. Holder agrees and acknowledges that Parent is delivering to the Company the tax opinion referred to in Section 7.2(g) of the Merger Agreement for the Companys review purposes only and under no circumstances will Holder or any other Person, other than the addressee of such opinion, rely on such opinion or the matters contained therein.

                                  ARTICLE III.
                               GENERAL PROVISIONS

         SECTION 3.1 Counterparts.This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement, and shall only become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         SECTION 3.2 Entire Agreement; No Third-Party Beneficiaries.Except for the Confidentiality Letter, the Merger Agreement, the Equityholder Agreements and the agreements that are exhibits thereto, this Amendment (including the Exhibits thereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; provided, however, that it is expressly agreed that the Transactions do not violate any provision of the Confidentiality Letter. This Amendment is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder; provided that it is intended that the Charter Indemnified Parties and the Company Indemnitees are third-party beneficiaries with respect to the provisions of Section 6.6 and Article VIII of the Merger Agreement, respectively. Except as expressly amended or modified by this First Amendment, the provisions of the Merger Agreement and each Equityholder Agreement remain in full force and effect.

         SECTION 3.3 Governing Law.This Amendment shall be governed by, and construed in accordance with, the laws of the State of Utah, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof; provided that any questions regarding interpretation of provisions of the DGCL, including with respect to Articles II and III of the Merger Agreement as amended hereby, shall be governed by the laws of the State of Delaware.

         SECTION 3.4 Assignment.Neither this Amendment nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that the Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Amendment to Parent or to any direct or indirect wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent of any of its obligations hereunder. Subject to the preceding sentence, this Amendment shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

         SECTION 3.5 Severability.If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic and legal substance of the Transactions are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions may be consummated as originally contemplated to the fullest extent possible.

         SECTION 3.6 Enforcement of This Amendment.The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Amendment were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Amendment and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to any other remedy to which any party is entitled at law or in equity. Nothing in this Amendment shall impair the right of any party to compel specific performance by another party of its obligations under this Amendment.

         SECTION 3.7 Obligations of Subsidiaries.Whenever this Amendment requires any Subsidiary of Parent (including the Sub) or of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of Parent or the Company, as the case may be, to cause such Subsidiary to take such action.

         SECTION 3.8 Waiver of Right to Jury Trial.COMPANY, PUBLIC SUB, PARENT, THE SUB AND THE EQUITYHOLDERS HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AMENDMENT, ANY OTHER AGREEMENT CONTEMPLATED HEREBY OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, Parent, Sub, Company, Public Sub and the Equityholders have caused this Amendment to be signed by their respective officers thereunto duly authorized all as of the date first written above.

                                   HEADWATERS INCORPORATED


                                   By     /s/ Kirk A. Benson
                                      ---------------------------------------
                                   Name:   Kirk A. Benson
                                   Title:  Chief Executive Officer



                                   HEADWATERS OLYSUB INCORPORATED


                                   By     /s/ Kirk A. Benson
                                      ---------------------------------------
                                   Name:   Kirk A. Benson
                                   Title:  President



                                   INDUSTRIAL SERVICES GROUP, INC.


                                   By     /s/ R. Steve Creamer
                                      ---------------------------------------
                                   Name:   R. Steve Creamer
                                   Title:  Chief Executive Officer



                                   ISG RESOURCES, INC.


                                   By     /s/ R. Steve Creamer
                                      ---------------------------------------
                                   Name:   R. Steve Creamer
                                   Title:  Chief Executive Officer

                                   EQUITYHOLDERS CITICORP VENTURE CAPITAL, LTD.


                                   By     /s/ Joseph M. Silvestri
                                      ---------------------------------------
                                   Name:   Joseph M. Silvestri
                                   Title:  Vice President

                                   CCT PARTNERS IV, L.P.


                                   By     /s/ Anthony P. Mirra
                                      ---------------------------------------
                                   Name:   Anthony P. Mirra
                                   Title:  Secretary CCT IV Corporation, G.P.



                                   NATASHA PARTNERSHIP


                                   By     /s/ William T. Comfort
                                      ---------------------------------------
                                   Name:   William T. Comfort
                                   Title:  General Partner



                                          /s/ Richard M. Cashin, Jr.
                                      ---------------------------------------
                                      Richard M. Cashin, Jr.



                                          /s/ David F. Thomas
                                      ---------------------------------------
                                      David F. Thomas



                                          /s/ Joseph M. Silvestri
                                      ---------------------------------------
                                      Joseph M. Silvestri



                                         /s/ R. Steve Creamer
                                      ---------------------------------------
                                      R Steve Creamer



                                         /s/ Raul A. Deju
                                      ---------------------------------------
                                      Raul A. Deju



                                        /s/ Brett A. Hickman
                                      ---------------------------------------
                                      Brett A. Hickman

                                     CREAMER INVESTMENTS, INC.


                                     By     /s/ R. Steve Creamer
                                      ---------------------------------------
                                      Name:   R. Steve Creamer
                                      Title:  President and CEO



                                         /s/ J. I. Everest, II
                                      ---------------------------------------
                                      J.I. Everest, II

                                  Schedule 8.2




        Holders                                   Indemnification Percentages
        -------                                   ---------------------------
Citicorp Venture Capital, Ltd                                38.25%
CCT Partners IV, L.P.                                         6.75%
Natasha Partnership                                           1.6%
Richard M. Cashin, Jr.                                        1.6%
David F. Thomas                                               1.6%
Joseph M. Silvestri                                           0.2%
Brett Hickman                                                 1.0%
Chip Everest                                                  2.45%
Raul A. Deju                                                  7.55%
Steve Creamer                                                 1.6%
RACT                                                         37.4%

                                   EXHIBIT B

                       Allocation of Merger Consideration


I.       AGGREGATE CASH CONSIDERATION VALUE

         $22,700,000

II.      PHANTOM STOCK RIGHT MERGER CONSIDERATION

         Phantom Stock Right Holder                           Consideration

         Michael Adams                                        $452,000

III.     PREFERRED STOCK MERGER CONSIDERATION

---------------------------------- ------------------------------- ------------------------------- -------------------------------
Preferred Stock Shareholder        Number of Outstanding Shares    Total Preferred Stock Merger    Total Preferred Stock Merger
                                   of Preferred Stock Held         Consideration (Cash)            Consideration (Parent Stock
                                                                                                   Shares)
---------------------------------- ------------------------------- ------------------------------- -------------------------------
CVC (Series A Preferred)
----------------------------------------------------------------------------------------------------------------------------------
Citicorp Venture Capital, Ltd.                          41,813.25                   $3,271,320.00                         282,739
---------------------------------- ------------------------------- ------------------------------- -------------------------------
CCT Partners IV                                          4,731.75                     $288,773.60                          49,895
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Natasha Partnership                                      1,121.60                      $68,450.00                          11,827
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Richard M. Cashin, Jr.                                   1,121.60                      $68,450.00                          11,827
---------------------------------- ------------------------------- ------------------------------- -------------------------------
David F. Thomas                                          1,121.60                      $68,450.00                          11,827
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Joseph M. Silvestri                                        140.20                       $8,556.30                           1,478
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Subtotal (Series A)                                        50,050                   $3,773,999.90                         369,593
================================== =============================== =============================== ===============================

                                                                 2

---------------------------------- ------------------------------- ------------------------------- -------------------------------
Preferred Stock Shareholder        Number of Outstanding Shares    Total Preferred Stock Merger    Total Preferred Stock Merger
                                   of Preferred Stock Held         Consideration (Cash)            Consideration (Parent Stock
                                                                                                   Shares)
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Management (Series B Preferred)
----------------------------------------------------------------------------------------------------------------------------------
Brett Hickman                                             1,000.5                     $169,259.24                               0
---------------------------------- ------------------------------- ------------------------------- -------------------------------
J. I. Everest, II                                           3,587                     $441,421.21                               0
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Raul A. Deju                                                5,023                     $721,365.40                               0
---------------------------------- ------------------------------- ------------------------------- -------------------------------
R Steve Creamer                                             8,700                     $948,262.88                               0
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Creamer Investments, Inc. (f/k/a                         31,689.5                   $6,177,779.58                               0
 Ract, Inc.)
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Subtotal (Series B)                                        50,000                   $8,458,088.31                               0
---------------------------------- ------------------------------- ------------------------------- -------------------------------
TOTAL (Series A & B)                                   100,050.00                  $12,232,088.21                         369,593
================================== =============================== =============================== ===============================

IV.      CLASS A COMMON STOCK MERGER CONSIDERATION

---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
Class A Common Stock Shareholder   Number of Outstanding   Total Class A Common   Total Class A Common Stock   Total Class A Common
                                     Shares of Class A          Stock Merger         Merger Consideration          Stock Merger
                                     Common Stock Held      Consideration (Cash)     (Principal Amount of      Consideration (Parent
                                                                                    Participation Interests)      Stock Shares)
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
Brett Hickman                              4,950                $198,315.05               $223,740.00
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
J. I. Everest, II                         11,900                $476,757.40               $537,880.00
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
Raul A. Deju                              45,317              $1,815,564.28               $748,328.40                100,000
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
Creamer Investments, Inc. (f/k/a         187,833              $7,525,274.96             $8,490,051.60
  Ract, Inc.)
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
Citicorp Venture Capital, Ltd.           187,425                                                                   1,222,317
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
CCT Partners IV                           33,075                                                                     215,703
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
Natasha Partnership                        7,840                                                                      51,130
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
Richard M. Cashin, Jr.                     7,840                                                                      51,130
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
David F. Thomas                            7,840                                                                      51,130
---------------------------------- ---------------------- ----------------------- --------------------------- ----------------------
Joseph M. Silvestri                          980                                                                       6,391
================================== ====================== ======================= =========================== ======================
TOTAL                                    495,000             $10,015,911.69               $10,000,000              1,697,801
================================== ====================== ======================= =========================== ======================

                                                                      3

V.       CLASS B COMMON STOCK MERGER CONSIDERATION

         None.

VI.      CVC WARRANT MERGER CONSIDERATION

---------------------------------- ------------------------------- ------------------------------- -------------------------------
CVC Warrantholder                  Underlying Shares of Class A    Aggregate Exercise Price1       Total CVC Warrant Merger
                                   Common Stock                                                    Consideration (Parent Stock
                                                                                                   Shares)
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Citicorp Venture Capital, Ltd.                              3,825                          $38.25                          24,945
---------------------------------- ------------------------------- ------------------------------- -------------------------------
CCT Partners IV                                               675                           $6.75                           4,402
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Natasha Partnership                                           160                           $1.60                           1,043
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Richard M. Cashin, Jr.                                        160                           $1.60                           1,043
---------------------------------- ------------------------------- ------------------------------- -------------------------------
David F. Thomas                                               160                           $1.60                           1,043
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Joseph M. Silvestri                                            20                           $0.20                             130
================================== =============================== =============================== ===============================
TOTAL                                                       5,000                          $50.00                          32,606
================================== =============================== =============================== ===============================

Note:   Above Class A Common Stock Merger Consideration and CVC Warrants Consideration is subject to adjustment pursuant to
        Section 3.3 of the Merger Agreement. Payments to or from holders of Class A Common shares and CVC Warrants shall be apportioned based on the number of Class A Common shares held (or, in the case of the CVC Warrants, underlying CVC
        Warrants held) thereby.

----------------------
1 To be paid separately by the respective holders.


                                                                          4